Exhibit 99.1

II-VI INCORPORATED OBTAINS ALL GOVERNMENTAL REGULATORY APPROVALS TO COMPLETE ACQUISITION OF COHERENT, INC. AND SETS EXPECTED CLOSING DATE

Pittsburgh and Santa Clara, June 28, 2022 (GLOBE NEWSWIRE) – II-VI Incorporated (Nasdaq: IIVI) (“II-VI”) and Coherent, Inc. (Nasdaq: COHR) (“Coherent”) today announced that II-VI has obtained antitrust clearance from the State Administration for Market Regulation of the People’s Republic of China (“SAMR”) for II-VI’s pending acquisition of Coherent. The clearance decision from SAMR satisfies the closing condition set forth in the previously announced merger agreement regarding the receipt of antitrust approvals. II-VI expects the closing of its acquisition of Coherent (the “Merger”) to occur on or about July 1, 2022.

Under the terms of merger agreement, each share of Coherent common stock will be converted into the right to receive $220.00 in cash and 0.91 of a share of II-VI common stock upon the completion of the transaction.

Allen & Company LLC and J.P. Morgan Securities LLC are acting as II-VI’s financial advisors, and Wachtell, Lipton, Rosen & Katz and K&L Gates LLP are serving as legal advisors to II-VI.

Bank of America and Credit Suisse are serving as financial advisors to Coherent, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Coherent.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, industrial, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, II-VI has research and development, manufacturing, sales, service, and distribution facilities worldwide. II-VI produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information about II-VI, visit II-VI’s website at www.ii-vi.com.

About Coherent, Inc.

Founded in 1966, Coherent, Inc. is a global provider of lasers and laser-based technology for scientific, commercial and industrial customers. Coherent’s common stock is listed on the Nasdaq Global Select Market and is part of the Russell 1000 and Standard & Poor’s MidCap 400 Index. For more information about Coherent, visit Coherent’s website at https://www.Coherent.com for product and financial updates.

Forward-Looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II-VI and Coherent believe that all forward-looking statements made in this press release have a reasonable basis, but there can be no assurance that the expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the pending transaction between II-VI and Coherent set forth in the merger agreement (the “Transaction”), and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction; (iv) II-VI’s ability to finance the Transaction including the completion of the remaining equity investment by Bain Capital, L.P., the substantial indebtedness II-VI expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (viii) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of II-VI and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (x) the ability of II-VI and Coherent to retain and hire key employees; (xi) the purchasing patterns of customers and end users; (xii) the timely release of new products, and acceptance of such new products by the market; (xiii) the introduction of new products by competitors and other competitive responses; (xiv) II-VI’s and Coherent’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xv) II-VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvi) the risks to anticipated growth in industries and sectors in which II-VI and Coherent operate; (xvii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xviii) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; (xx) pricing trends, including II-VI’s and Coherent’s ability to achieve economies of scale; and/or (xxi) uncertainty as to the long-term value of II-VI common stock. Both II-VI and Coherent disclaim any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the Transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the U.S. Securities and Exchange Commission (the “SEC”) (as amended on May 4, 2021, and supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II-VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II-VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither II-VI nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the Transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021, and as supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), which includes a joint proxy statement of II-VI and Coherent and also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the Transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the Joint Proxy Statement/Prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investors.coherent.com.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Contacts

II-VI

Investors: Mary Jane Raymond Chief Financial Officer investor.relations@ii-vi.com www.ii-vi.com/contact-us	Media: Sard Verbinnen & Co George Sard / Jared Levy / David Isaacs II-VI-SVC@sardverb.com
Coherent

Investors: Charlie Koons Brunswick Group +1 (917) 246-1458	Media: Jonathan Doorley / Rebecca Kral Brunswick Group +1 (917) 459-0419 / +1 (917) 818-9002

# # #

4